FEDERAL INCOME TAX (Details Narrative) - USD ($)	6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
Effective tax rate for federal income taxes	21.00%	21.00%	21.00%	21.00%
Net deferred tax asset valuation allowance	$ 131,000	$ 126,000	$ 80,000	$ 69,000
Net operating loss carry forward	1,747,310	1,643,310	1,684,310	1,613,310
Federal And State [Member]
Net operating loss carry forward	$ 1,747,000	$ 1,643,000	$ 1,684,000	$ 1,613,000